FORM OF AMENDMENT FOUR TO FUND ACCOUNTING AGREEMENT

Effective: September   , 2016

The Fund Accounting Agreement dated December 31, 2014 by and among HARTFORD FUNDS MANAGEMENT COMPANY, LLC (the “Fund Accountant”) and each of THE HARTFORD MUTUAL FUNDS, INC., THE HARTFORD MUTUAL FUNDS II, INC., HARTFORD SERIES FUND, INC. and HARTFORD HLS SERIES FUND II, INC., on behalf of their respective series listed on Schedule A (together with the series listed on Schedule A, the “Funds”) is hereby amended to restate Schedule A and Schedule B attached hereto.

The Hartford Mutual Funds, Inc.

By:
Laura S. Quade, Vice President

The Hartford Mutual Funds II, Inc.

By:
Laura S. Quade, Vice President

Hartford Series Fund, Inc.

By:
Laura S. Quade, Vice President

Hartford HLS Series Fund II, Inc.

By:
Laura S. Quade, Vice President

Hartford Funds Management Company, LLC

By:
Gregory A. Frost, Chief Financial Officer

SCHEDULE A

To the Fund Accounting Agreement

THE HARTFORD MUTUAL FUNDS, INC.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

Hartford Core Equity Fund (formerly known as The Harford Disciplined Equity Fund)

The Hartford Dividend and Growth Fund

Hartford Duration-Hedged Strategic Income Fund

Hartford Emerging Markets Equity Fund (formerly known as The Hartford Emerging Markets Research Fund)

The Hartford Emerging Markets Local Debt Fund

Hartford Environmental Opportunities Fund

The Hartford Equity Income Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Global All-Asset Fund

The Hartford Global Alpha Fund

Hartford Global Capital Appreciation Fund

Hartford Global Equity Income Fund

The Hartford Global Real Asset Fund

The Hartford Growth Allocation Fund

The Hartford Healthcare Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford International Equity Fund (formerly known as Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Long/Short Global Equity Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Moderate Allocation Fund

Hartford Multi-Asset Income Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

Hartford Real Total Return Fund

The Hartford Short Duration Fund

Hartford Small Cap Core Fund (formerly known as The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Company Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Opportunities Fund

The Hartford Municipal Real Return Fund

The Hartford Small Cap Growth Fund (formerly known as The Hartford SmallCap Growth Fund)

The Hartford Value Opportunities Fund

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders International Stock Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Company HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Value HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford Small Cap Growth HLS Fund (formerly known as Hartford SmallCap Growth HLS Fund)

Hartford Small/Mid Cap Equity HLS Fund

Hartford U.S. Government Securities HLS Fund

SCHEDULE B

To the Fund Accounting Agreement

MUTUAL FUND ACCOUNTING FEES

I.                Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

Hartford Emerging Markets Equity Fund (formerly, The Hartford Emerging Markets Research Fund)

The Hartford Emerging Markets Local Debt Fund

Hartford Environmental Opportunities Fund

The Hartford Global All-Asset Fund

The Hartford Global Alpha Fund

The Hartford Global Real Asset Fund

Hartford Long/Short Global Equity Fund

Hartford Real Total Return Fund

The Hartford Unconstrained Bond Fund

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.025%
On Next $5 billion	0.020%
Over $10 billion	0.015%

II.           Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

The Hartford Balanced Income Fund

The Hartford High Yield Fund

Hartford International Equity Fund (formerly known as Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

Hartford Multi-Asset Income Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

B-1

The Hartford World Bond Fund

Hartford High Yield HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Schroders International Stock Fund

Hartford Schroders International Multi-Cap Value Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.020%
On Next $5 billion	0.015%
Over $10 billion	0.010%

III.      Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

The Hartford Balanced Fund

The Hartford Capital Appreciation Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

Hartford Global Equity Income Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

Hartford Municipal Short Duration Fund

Hartford Capital Appreciation HLS Fund

Hartford Schroders Tax-Aware Bond Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.018%
On Next $5 billion	0.014%
Over $10 billion	0.010%

IV.       Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

Hartford Core Equity Fund (formerly known as The Harford Disciplined Equity Fund)

The Hartford Municipal Real Return Fund

The Hartford Small Cap Growth Fund (formerly known as The Hartford SmallCap Growth Fund)

Hartford Balanced HLS Fund

Hartford International Opportunities HLS Fund

B-2

Average Daily Net Assets	Annual Fee
On First $5 billion	0.016%
On Next $5 billion	0.013%
Over $10 billion	0.010%

V.            Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

The Hartford Dividend and Growth Fund

Hartford Duration-Hedged Strategic Income Fund

Hartford Global Capital Appreciation Fund

The Hartford Healthcare Fund

The Hartford Inflation Plus Fund

The Hartford MidCap Value Fund

The Hartford Quality Bond Fund

Hartford Small Cap Core Fund (formerly known as The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Hartford Global Growth HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford Schroders US Small Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.014%
On Next $5 billion	0.012%
Over $10 billion	0.010%

VI.       Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

The Hartford Equity Income Fund

The Hartford Growth Allocation Fund

The Hartford Growth Opportunities Fund

The Hartford MidCap Fund

Hartford Moderate Allocation Fund

Hartford Dividend and Growth HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Small Company HLS Fund

Hartford Small Cap Growth HLS Fund (formerly known as Hartford SmallCap Growth HLS Fund)

B-2

Hartford U.S. Government Securities HLS Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.012%
Over $5 billion	0.010%

VII.  Annual fee for the following Funds will be calculated at the annual rates based on the average daily Fund net assets described below:

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Stock HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford Value HLS Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%

B-2